PDL BioPharma™

JP Morgan 29th Annual Healthcare Conference

January 12, 2010






Forward Looking Statements

This presentation contains forward-looking statements, including PDL's expectations with respect to its future royalty revenues, expenses, net income, and cash provided by operating activities.

Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:

- The expected rate of growth in royalty-bearing product sales by PDL's existing licensees;
- The relative mix of royalty-bearing Genentech products manufactured and sold outside the U.S. versus manufactured or sold in the U.S.;
- The ability of our licensees to receive regulatory approvals to market and launch new royalty-bearing products and whether such products, if launched, will be commercially successful;
- Changes in any of the other assumptions on which PDL's projected royalty revenues are based;
- Changes in foreign currency rates;
- The outcome of pending litigation, interferences, oppositions or disputes, including our current disputes with MedImmune related to Synagis and with Genentech related to ex-U.S. sales of Genentech licensed products; and
- The failure of licensees to comply with existing license agreements, including any failure to pay royalties due.

Other factors that may cause PDL's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are discussed in PDL's filings with the SEC, including the "Risk Factors" sections of its annual and quarterly reports filed with the SEC. Copies of PDL's filings with the SEC may be obtained at the "Investors" section of PDL's website at www.pdl.com. PDL expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in PDL's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

PDL BioPharma™

Key Information

• Company:	PDL BioPharma
• Ticker:	PDLI (NASDAQ)
• Location:	Incline Village, Nevada
• Employees:	Less than 10
• 2010 Revenues:	$345 million
• Q3-YTD Expenses:	$29 million
• 2010 Dividends:	$1.00/share - $0.50/share on each of April 1st & October 1st
• 2010 Cash Position[1]:	$248 million
• Shares O/S[2]:	~140 million
• Average Daily Volume:	~2 million shares

1. As of December 31, 2010; 2. Not fully diluted

PDL BioPharma

Overview of PDL BioPharma

Company Overview

- **PDL pioneered the humanization of monoclonal antibodies which enabled the discovery of a new generation of targeted treatments for cancer and immunologic diseases**
- **PDL's primary assets are its antibody humanization patents and royalty assets which consist of its Queen et al. patents and license agreements**
- **Licensees consist of large biotechnology and pharmaceutical companies including Roche/Genentech/ Novartis, Elan/BiogenIdec, Pfizer/Wyeth/J&J and Chugai**

PDL BioPharma™

Antibody Humanization Technology



- Antibodies are naturally produced by humans to fight foreign substances, such as bacteria and viruses
- In the 1980's, scientists began creating antibodies in non-human immune systems, such as those of mice, that could target specific sites on cells to fight various human diseases
- However, mouse derived antibodies are recognized by the human body as foreign substances and may be rejected by the human immune system
- PDL's technology allows for the "humanization" of mouse derived antibodies by moving the important binding regions from the mouse antibody onto a human framework
- PDL's humanization technology is important because the humanized antibodies retain the binding and activity levels from the original mouse antibody
- PDL's technology has been incorporated into antibodies to treat cancer, eye diseases, arthritis, multiple sclerosis and other health conditions with aggregate annual sales of almost $20 billion

PDL BioPharma™

Mission

- **Manage patent portfolio**
- **Manage license agreements**
- **Optimize return for shareholders**

Corporate Governance

Management

- **John McLaughlin**
  President & CEO
- **Christine Larson**
  VP & CFO
- **Christopher Stone**
  VP, General Counsel & Secretary
- **Karen Wilson**
  VP of Finance

Board of Directors

- **Fred Frank**
  Lead Director
- **Jody Lindell**
- **John McLaughlin**
- **Paul Sandman**
- **Harold Selick**

PDL BioPharma™

Royalty Revenue

PDL BioPharma

Royalty Revenue & Licensed Products



Royalties by Product
($ in millions)
$400
$350
$300
$250
$200
$150
$100
$50
$0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Herceptin
Avastin
Lucentis
Xolair
Synagis
Tysabri
Other

PDL BioPharma

Royalties: When Licensed Product is Made or Sold

- PDL's revenues consist of royalties generated on sales of licensed products
  - Sold before the expiration of the Queen et al. patents in 2013/14

    <u>or</u>

  - Made prior to the expiration of the Queen et al. patents and sold anytime thereafter

Example of Antibody Bulk Manufacturing Schedule



Cell Culture
3 mos
Purification to Concentrated Bulk/Frozen
1 mo
Quality Release Testing
1 mo
Bulk Frozen Storage
2-18 months
1 mo
3 mos
5 mos
10 mos
15 mos
20 mos
27 mos

Example of Antibody Formulation, Fill and Finish Schedule



Thaw, Formulation & Vial Filling
½ month
Quality Release
1 month
Packaging & Quality
½ month
Inventory
2-3 months

PDL BioPharma™

Genentech/Roche Royalties *

Product Made in U.S.	
Net Sales up to $1.5 Billion	3.0%
Net Sales Between $1.5 Billion and $2.5 Billion	2.5%
Net Sales Between $2.5 Billion and $4.0 Billion	2.0%
Net Sales Over $4.0 Billion	1.0%
Product Made and Sold Ex-U.S.	
All Sales	3.0%

** Excludes royalties for Actemra / RoActemra*

- Genentech/Roche commercialized products include Avastin, Herceptin, Lucentis and Xolair which generated $14 billion total sales in 2009
  - In 2009, only 12% of Genentech/Roche sales were ex-U.S. manufactured and sold products
  - In 2010, 26% of Genentech/ Roche sales were ex-U.S. manufactured and sold products
- Average royalty rate on all Genentech/Roche products under Genentech license in 2010 was 1.9%
  - U.S. only effective rate was 1.5%

PDL BioPharma™

Genentech/Roche – Future Manufacturing

- Roche has begun to move some manufacturing ex-U.S.
  - Current production at Penzburg (Herceptin) and Basel (Avastin) plants
  - Two new plants in Singapore (CHO = antibody and e. coli = antibody fragment)
    - E. coli (Lucentis) plant and CHO (Avastin) are expected to be operational in 2011
    - Currently, all Lucentis is made in the U.S.



80%
70%
60%
50%
40%
30%
20%
10%
0%
47%
0%
49%
27%
51%
26%
70%
22%
70%
47%
70%
40%
Q4-2009
Q2-2010
Q4-2010
Q4-2009
Q2-2010
Q4-2010
Avastin
Herceptin
Ex-US Sales
Ex-US Manufacturing & Sales

PDL BioPharma

Genentech/Roche - Future Royalty Products

- In December 2008, Genentech exercised options for 4 additional antigens and extended other options paying fees of $1.8 million

- Genentech can convert the exercised options into license agreements by identifying the target antigen if certain other conditions are met

- Genentech/Roche has a number of humanized antibodies in Phase 2/3
  - ***Pertuzumab***: HER2+ breast cancer
  - ***Ocrelizumab***: Relapsing remitting multiple sclerosis
  - ***Lebrikizumab***: Asthma

PDL BioPharma™

Genentech / Roche – US & EU Filings

2010	2011	2012	2013
			Avastin BC Adjuvant HER2+
		Avastin mCRC TML	Avastin BC Adj Triple Negative
	Avastin Ovarian Cancer 1st Line US	Avastin BC Adjuvant HER2-	Herceptin BC HER 2+ Adj 2 Year
	Avastin Relapsed Ovarian Cancer	Herceptin Subcutaneous Formulation	Xolair Chronic Idiopathic Urticaria
Avastin Ovarian Cancer 1st line EU	Avastin + Herceptin mBC HER+ 1st Line	T-DM1 mBC HER2+ 2L	Actemra Early RA
Herceptin Gastric Cancer HER2+ US	Lucentis Diabetic Macular Edema (US)	Actemra sc formulation (EU)	Lebrikizumab[1] (IL-13) Asthma
Actemra sJIA	Pertuzumab[1] mBC HER2+ 1st Line	Actemra DMARD RA H2H EU	Afutuzumab (GA101) CLL

Legend: Avastin, Herceptin, T-DM1, Actemra, Lucentis, Xolair, Afutuzumab, Pertuzumab[1], Lebrikizumab[1]

[1] Not a licensed product

PDL BioPharma

Royalty Products – Approved

Royalty Products - Avastin

Licensee	Product	Status	Indications
Roche (Genentech)	Avastin	**Approved**	Colorectal Cancer NSCLC Metastatic Renal Cell Glioblastoma **Metastatic Breast HER2- 1st Line**
		sBLA	**Metastatic Breast HER2- 2nd Line**
		Phase 3	Ovarian Cancer Gastric Prostate Cancer
Ela			
Ro			

- ✓ On December 16, 2010, FDA notified Roche/Genentech of its intention to withdraw Avastin's approval as first line treatment for HER2- breast cancer in combination with paclitaxel.
- ✓ On December 23, 2010, Roche/Genentech submitted a request to FDA for a hearing on the matter.
- ✓ By January 18, 2011, Roche/Genentech plan to submit information to be used at the hearing, including data and analyses supporting the company's right to a hearing.
- ✓ Also on December 16, 2010, FDA provided a complete response letter rejecting Roche/Genentech's application for approval for Avastin for second line treatment of HER2- breast cancer.
- ✓ Further on December 16, 2010, EMA narrowed, but did not withdraw, Avastin's approval for first line treatment of HER2- breast cancer to use in combination with paclitaxel only.
- ✓ Based on our internal model, we project Avastin for treatment of metastatic HER2- breast cancer represents slightly more than 2% of total PDL royalty revenue.

Royalty Products - Lucentis

Licensee	Product	Status	Indications
Roche (Genentech)	Avastin	Approved	Colorectal Cancer NSCLC Metastatic Renal Cell
	Herceptin	Approved	Breast HER2+ Cancer HER2+ Stomach and Gastro-Esophageal cancers
	Lucentis	Approved Approved **Phase 3 (US)**	AMD RVO **DME**
	Xolair	Approved sBLA	Moderate-Severe Asthma Pediatric Asthma
Elan	Tysabri	Approved	Multiple Sclerosis
Roche (Chugai)	Actemra	Approved	Rheumatoid Arthritis

- ✓ On January 7, Novartis announced that Lucentis has been approved in the EU for the treatment visual impairment due to diabetic macular edema (DME).
  - DME is a leading cause of blindness in the working-age population in most developed countries.

Royalty Products - Lucentis

- ✓ On November 22, 2010, Regeneron and its partner, Bayer, reported top line data from two Phase 3 trials investigating its VEGF trap in age-related macular degeneration (AMD) patients which suggest that it may be injected into the eye every other month with safety and efficacy comparable to that of monthly dosing of Lucentis.
  - Full data set will be presented in February 2011.
  - Many retinal specialist space out the dosing of Lucentis after initial "loading" dose.
- ✓ On December 20, 2010, Regeneron has also reported positive Phase 3 data in the treatment of retinal vein occlusion (RVO) for which Lucentis is approved.
  - Unlike the AMD trial, monthly administration was used in the RVO trial, which does not afford a dosing advantage with respect to Lucentis.

L			
R			
			HER2+ Stomach and Gastro-Esophageal cancers
	Lucentis	Approved Approved Phase 3	AMD RVO DME
	Xolair	Approved sBLA	Moderate-Severe Asthma Pediatric Asthma
Elan	Tysabri	Approved	Multiple Sclerosis
Roche (Chugai)	Actemra	Approved	Rheumatoid Arthritis

Royalty Products - Tysabri

Licensee	Product	Status	Indications
Roche (Genentech)	Avastin	Approved	Colorectal Cancer NSCLC Metastatic Renal Cell Glioblastoma Metastatic Breast HER2- 1st Line
		Approved Phase 3	RVO DME
	Xolair	Approved sBLA	Moderate-Severe Asthma Pediatric Asthma
Elan	**Tysabri**	**Approved**	**Multiple Sclerosis**
Roche (Chugai)	Actemra	Approved	Rheumatoid Arthritis

- ✓ Biogen Idec and Elan have made regulatory filings with FDA and EMA to update the label of Tysabri to reflect that anti-JC virus antibody status could be used to stratify the risk of progressive multifocal leukoencephalopathy (PML).
- ✓ As of December 2, 2010, the total number of PML cases is 79.
- ✓ There has been a decline in new patient starts over the last five months.

Royalty Products - Actemra

- ✓ On October 18, 2010, Roche announced that it had filed a sBLA with FDA and an Accelerated Assessment application to the EMA to expand Actemra to include the treatment of sJIA.
- ✓ On November 7, 2010, Roche announced positive updated data from a Phase 3 study showing that 85% (64/75) children with sJIA receiving Actemra experienced a 30% improvement in the signs and symptoms and an absence of fever after three months of therapy for sJIA compared with 24% (18/37) of children receiving placebo.
- ✓ On January 5, Roche announced that FDA) extended the Actemra label to include inhibition and slowing of structural joint damage, improvement of physical function, and achievement of major clinical response in adult patients with moderately to severely active rheumatoid arthritis.

R			
		Phase 3	DME
	Xolair	Approved sBLA	Moderate-Severe Asthma Pediatric Asthma
Elan	Tysabri	Approved	Multiple Sclerosis
Roche (Chugai)	**Actemra**	**Approved**	**Rheumatoid Arthritis**

Future Royalty Products – Development Stage

PDL BioPharma

Future Royalty Products – T-DM1

Licensee	Product	Status	Indications
Roche (Genentech)	**Trastuzumab-DM1**	**Phase 2 & 3**	**Breast HER2+ Cancer**
	Ocrelizumab	Phase 2b	Relapsing Remitting Multiple Sclerosis
	Pertuzumab	Phase 3	Metastatic HER2+ Breast Cancer
Roche	Afutuzumab	Phase 3	Chronic Lymphocytic Leukemia
Elan/J&J/Pfizer	Bapineuzumab	Phase 3	Alzheimer's Disease
Lilly	Solanezumab	Phase 3	Alzheimer's Disease
Merc			
Abbo			
Eisai			

- ✓ On August 27, 2010, FDA refused to file a BLA for third line treatment of metastatic HER2+ breast cancer stating that accelerated approval was inappropriate because patients in the Phase 2 trial supporting the filing had not exhausted all other approved treatment options.
- ✓ Genentech said that it will complete an on-going Phase 3 trial in second line patients and seek approval for this indication in mid-2012.
- ✓ On October 13, 2010, Roche/Genentech announced preliminary, six month results from a Phase 3 trial in second line HER2+ breast cancer patients which showed that 48% of women treated with T-DM1 had their tumors shrink compared with 41% of those taking the combination of Herceptin and Taxotere.
  - Among the women taking the standard therapy, 75% had side effects of grade 3 or higher on a 5-point scale, compared with 37% of those getting T-DM1.

Licensed **Unlicensed**

Future Royalty Products - Ocrelizumab

Licensee	Product	Status	Indications
Roche (Genentech)	Trastuzumab-DM1	Phase 2 & 3	Breast HER2+ Cancer
	Ocrelizumab	**Phase 2b**	**Relapsing Remitting Multiple Sclerosis**
	Pertuzumab	Phase 3	Metastatic HER2+ Breast Cancer
Roc			
Ela			
Lilly			
Mer			
Abb			
Eis			

- ✓ On October 15, 2010, Roche/Genentech announced that 24-week results from a Phase 2 study of ocrelizumab in patients with relapsing-remitting multiple sclerosis demonstrated a significant reduction in disease activity as measured by brain lesions and relapse rate.
  - Reductions in total number of brain lesions detected by MRI scans, the primary endpoint, were highly significant at 96% for 2000 mg ocrelizumab and 89% for 600 mg ocrelizumab compared to placebo.
  - Annualized relapse rate was significantly lowered versus placebo with a reduction of 73% for ocrelizumab 2000 mg and 80% for ocrelizumab 600 mg.
- ✓ On October 21, 2010, Roche/Genentech and Biogen Idec announced that the parties had amended their anti-CD20 antibody agreement so that Roche has full responsibility for the development and commercialization of ocrelizumab in return for tiered royalties of 13.5%-24% on its U.S. sales.
  - The amendment resolves a long standing dispute between the parties regarding the development of ocrelizumab for multiple sclerosis.

Licensed **Unlicensed**

Future Royalty Products - Pertuzumab

Licensee	Product	Status	Indications
Roche (Genentech)	Trastuzumab-DM1	Phase 2 & 3	Breast HER2+ Cancer
	Ocrelizumab	Phase 2b	Relapsing Remitting Multiple Sclerosis
	Pertuzumab	**Phase 3**	**Metastatic HER2+ Breast Cancer**
Roche	Afutuzumab	Phase 3	Chronic Lymphocytic Leukemia
Elan/J&J/Pfizer	Bapineuzumab	Phase 3	Alzheimer's Disease
Lilly	Solanezumab	Phase 3	Alzheimer's Disease
	Teplizumab	Phase 3	Newly Diagnosed Type 1 Diabetes
Merck	Datoluzumab	Phase 2	Metastatic Colorectal Cancer
Ab			
Eis			

- ✓ On December 10, 2010, Roche/Genentech reported the results from a Phase 2 trial investigating the neoadjuvant (prior to surgery) use of pertuzumab and Herceptin plus chemotherapy for the treatment of early-stage, HER2+ breast cancer.
- ✓ Treatment significantly improved the rate of complete tumor disappearance in the breast by more than half compared to Herceptin plus docetaxel, p=0.014.
- ✓ Roche expects a global regulatory filing of pertuzumab based on the this study at the end of 2011.

Licensed | Unlicensed

Future Royalty Products - Afutuzumab

Licensee	Product	Status	Indications
Roche (Genentech)	Trastuzumab-DM1	Phase 2 & 3	Breast HER2+ Cancer
	Ocrelizumab	Phase 2b	Relapsing Remitting Multiple Sclerosis
	Pertuzumab	Phase 3	Metastatic HER2+ Breast Cancer
Roche	**Afutuzumab**	**Phase 3**	**Chronic Lymphocytic Leukemia** **Non-Hodgkin's Lymphoma**
Elan/J&J/Pfizer	Bapineuzumab	Phase 3	Alzheimer's Disease
Lilly	Solanezumab	Phase 3	Alzheimer's Disease
	Teplizumab	Phase 3	Newly Diagnosed Type 1 Diabetes
Merck	Datoluzumab	Phase 2	Metastatic Colorectal Cancer
Abbott/Biogen Idec	Daclizumab	Phase 3	Relapsing Remitting Multiple Sclerosis
Ei			

- ✓ On October 21, 2010, Roche/Genentech and Biogen Idec announced that the parties had amended their anti-CD20 antibody agreement such that Biogen Idec will increase its share of development expenses from 30% to 35% and be eligible for 35% to 39% of the profits.
- ✓ As noted earlier, this amendment was one of a series of changes to resolve a long standing dispute between the parties.

Licensed Unlicensed

Debt

$520 Million Total Debt

- **$250 million 2.00% convertible senior notes due February 2012; current balance $134 million**
  - 2010 Corporate goal to extend repayment of a portion of this debt without significant increase in coupon rate was accomplished in November 2010
  - Accomplished through repurchases and exchange of $92 million for new 2015 Notes
  - Conversion rate is 140.571 shares / $1,000 face amount ($7.11/share)
- **$180 million 2.875% convertible senior notes due February 2015 placed November 1, 2010**
  - In addition to exchanging 2012 Notes, placed an additional $88 million of 2015 Notes
  - Proceeds may be used to buy back shares, repurchase 2012 Notes and/or acquire new royalty assets
  - Conversion rate is 140.571 shares / $1,000 face amount ($7.11/share)
- **$300 million 10.25% note; current balance $204 million**
  - Approximately 40% of Genentech royalties dedicated to quarterly principal and interest payments; principal repayment fluctuates in relation to royalties received
  - Anticipated final maturity is September 2012; legal maturity is March 2015
  - After final maturity, securitized Genentech royalties will be retained by PDL
  - Distributed $200 million of proceeds as special dividend of $1.67/share in December 2009

PDL BioPharma™

Summary of Debt Reductions and Modifications

($ in millions)	Debt Outstanding 12/31/2009	12/31/2010
2.75% Convertible Debt		
August 2010 Note Holder Put	$ 200	$ -
2.00% Senior Convertible Debt		
February 2012 Maturity	228	134
10.25% Securitization Note		
September 2012 Anticipated Maturity	300	204
2.875% Senior Convertible Debt		
February 2015 Maturity	0	180
Total Debt	**$ 728**	**$ 518**

PDL BioPharma™

Legal Matters

Genentech Communication

- **On August 11, 2010, PDL received a fax from Genentech on behalf of Roche and Novartis asserting that Avastin, Herceptin, Lucentis and Xolair do not infringe PDL's supplementary protection certificates (SPC's) and seeking a response from PDL**
  - SPC's are extensions of patent term in Europe that are issued on a country-by-country and product-by-product basis
  - An SPC is granted to a specific product designated by generic name (e.g. trastuzumab for Herceptin)
- **PDL responded on August 31, 2010 that Genentech's assertions are without merit, that we disagree with their assertions of non-infringement and, further, cautioned that Genentech had waived its rights to challenge our patents, including SPC's**
  - There have been discussions among the parties

PDL BioPharma™

Nevada Litigation

- **PDL filed suit against Genentech, Roche and Novartis in Nevada state court**
- **Lawsuit states that August 11th fax sent at the behest of Roche and Novartis damaged PDL and constitutes a breach of Genentech's obligations under its 2003 Settlement Agreement with PDL**
  - Seeks a declaratory judgment that Genentech is obligated to pay royalties to PDL on ex-U.S. made and sold Genentech Products
  - Alleges that Genentech, by challenging at the behest of Roche and Novartis whether our SPC's cover the Genentech Products in its August 2010 fax, has breached its contractual obligations to PDL under the 2003 Settlement Agreement
  - Alleges that Genentech breached the implied covenant of good faith and fair dealing with respect to the 2003 Settlement Agreement
  - Alleges that Genentech committed a bad faith tortious breach of the implied covenant of good faith and fair dealing in the 2003 Settlement Agreement
  - Alleges that Roche and Novartis intentionally and knowingly interfered with PDL's contractual relationship with Genentech in conscious disregard of PDL's rights
- **Complaint seeks compensatory damages, including liquidated damages and other monetary remedies set forth in the 2003 Settlement Agreement, punitive damages and attorney's fees**

PDL BioPharma™

Genentech and Roche Response

- **In November 2010, Genentech and Roche filed a motion to dismiss our complaint because they contend that 2003 Settlement Agreement applies only to PDL's U.S. patent rights**
  - PDL believes that the 2003 Settlement Agreement is not limited to PDL's U.S. patent rights but also includes PDL's European patent rights
  - To prevail on their motion to dismiss, Genentech and Roche must establish that PDL can prove no set of facts which, if accepted by the court, would entitle PDL to the relief requested in our complaint
- **In addition, Roche and Novartis have asserted that the Nevada court lacks personal jurisdiction over them**
  - To prevail on their motions to dismiss for lack of jurisdiction, Roche and Novartis must establish that its conduct does not permit a Nevada court to adjudicate the claims asserted in the complaint without violating due process
  - PDL disagrees with these arguments and intends to oppose both motions
- **The Nevada court has not yet fixed a date on which it would hear and decide Genentech and Roche's motions.**

PDL BioPharma™

2003 Settlement Agreement

- **The 2003 Settlement Agreement was entered into as part of a definitive agreement resolving intellectual property disputes between the two companies at that time**
- **The agreement limits Genentech's ability to challenge infringement of our patent rights, including SPC's, and waives Genentech's right to challenge the validity of our patent rights**
- **Breaches of 2003 Settlement Agreement**
  - PDL may also be entitled to either terminate our license agreements with Genentech or be paid a flat royalty of 3.75% on past and future U.S.-based Sales of the Genentech Products
    - Retroactive royalty rate of 3.75% on past sales of the Genentech Products made in the U.S. and sold anywhere plus interest is up to $1 billion
    - PDL has not projected value of 3.75% prospective royalty on future sales of Genentech Products made in the U.S. and sold anywhere
    - Liquidated and other damages

PDL BioPharma™

MedImmune Litigation

- **MedImmune**
  - In 2008, MEDI initiated litigation seeking declaratory judgment of patent invalidity, non-infringement and a lower royalty rate based on its "most favored licensee" (MFL) rights
    - PDL believes that it has no obligation to offer a lower royalty rate to MEDI under the MFL clause
  - PDL sued MEDI for breach of contract for recovery of underpayments on ex-US sales and blocking PDL's contractual audit right; and patent infringement because PDL has cancelled MEDI's license agreement due to its breach of contract
  - Single patent claim in MEDI litigation does not cover currently marketed Genentech/Roche products
  - On January 7th, Court issued the following rulings
    - Patent claim 28, the sole claim in the litigation on which PDL alleges that the sale of MedImmune's product, Synagis, infringes, is invalid as anticipated by the prior art
    - MedImmune did not breach its obligations under its license agreement with PDL by failing to pay royalties based on sales of Synagis by its exclusive ex-US distributor, Abbott
    - MedImmune is not entitled to recoupment of royalties paid on sales of Synagis based on the revocation of the European patent rights covering those sales
    - It would not decide on summary judgment whether MedImmune had breached the agreement as a result of MedImmune's demand that PDL consent to commercially unreasonable and contractually insupportable conditions to permit an audit of sales and revenue associated with Synagis by an independent accountant, as required under the license agreement
  - PDL disagrees with important aspects of the court's decisions and is evaluating its legal options, including appeal
    - In the event that MedImmune prevails on the MFL claims in its complaint, we expect that MedImmune will request the court to order a recoupment of some or all of the payments made to us under its license to the Queen et al. patents. MedImmune has paid PDL more than $280 million in royalties
  - Trial was scheduled to start in January 2011 but judge vacated the trial date
    - New trial date is expected to be set shortly

PDL BioPharma

Other Legal Matters

- **U.S. Patent Interference**
  - U.S. Patent Office declared two interference proceedings between certain claims of two U.S. Queen et al. patents and pending claims of two Adair et al. patent applications
    - On December 15, 2010, U.S. Patent Office terminated the first of these two interferences in PDL's favor
- **European Patent Office Opposition**
  - In 2007, the opposition division of the EPO held that claims of our patent were valid
  - Three parties have appealed that determination
  - Hearing of the appeal starts in February 2011
  - This matter relates to approximately 35% of royalties on products PDL licensed that are made and sold in Europe

Optimizing Stockholder Return

PDL BioPharma

Optimizing Stockholder Return

- **Continuously evaluating alternatives:**
  - Dividends
  - Convertible note buyback / restructure
  - Share repurchase
  - Company sale
  - Purchase of commercial stage, royalty generating assets
  - Do not expect to securitize any more assets

PDL BioPharma

Investment Rationale

- **Strong revenue growth from approved products**
- **Potential for additional indications from existing products, new product approvals and purchase of new royalty assets**
- **Significantly reduced expenses with no R&D burn**
- **Liquidity - volume averages 2 million shares / day**
- **Return to stockholders**
  - Paid three special cash dividends totaling $2.67/share in 2009
  - Paid two special cash dividends totaling $1.00 in 2010
  - Expect to announce 2011 dividend policy in late January 2011

PDL BioPharma™